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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     DECEMBER 14, 1999 (NOVEMBER 30, 1999)
                Date of Report (Date of earliest event reported)

                             PHILIP SERVICES CORP.
             (Exact name of Registrant as specified in its charter)

            ONTARIO                         0-20854                       NOT APPLICABLE
  (State or other jurisdiction     (Commission File Number)      (IRS Employer Identification No.)
       of incorporation)

  100 KING STREET WEST, P.O. BOX 2440, LCD1, HAMILTON, ONTARIO, CANADA L8N 4J6
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (905) 521-1600

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On November 30, 1999, the United States Bankruptcy Court for the District of Delaware (the "U.S. Bankruptcy Court") confirmed the first amended joint plan of reorganization (the "U.S. Plan") of Philip Services (Delaware), Inc. ("PSI"), Philip Services Corp. (the "Company"), and certain other entities (collectively, the U.S. Applicants), pursuant to the U.S. Bankruptcy Code. The plan of arrangement and compromise of the Company and certain of its Canadian subsidiaries (the "Canadian Applicants") as amended, restated and supplemented on October 27, 1999 (the "CCAA Plan") under the Companies' Creditors Arrangement Act (the "CCAA") had been sanctioned by the Ontario Superior Court of Justice on November 26, 1999. A copy of the press release announcing the confirmation of the U.S. Plan is attached hereto as Exhibit 1. A copy of the U.S. confirmation order, which includes the U.S. Plan and the CCAA Plan is attached hereto as
Exhibit 2.

     Pursuant to the U.S. Plan, existing secured debt of US$1 billion will be converted into US$350 million of secured debt, US$100 million of which being convertible into PSI common shares. Approximately US$140 million in existing unsecured obligations will be converted into US$48 million in payment-in-kind notes and US$18 million in convertible payment-in-kind notes. Implementation of the U.S Plan will include the distribution of 24 million PSI common shares on a pro rata basis to secured lenders (91%), unsecured creditors (5%), class action claimants (1.5%), other equity claimants (0.5%) and existing shareholders (2%). Shareholders of record of the Company on a date to be set in advance of the date of implementation will receive their pro rata share of 480,000 common shares of PSI or approximately one share for every 273 shares held.

     Pursuant to the CCAA Plan, the businesses of the Canadian Applicants will be transferred to two new Canadian subsidiaries, Philip Services Inc. and Philip Analytical Services Inc. Upon implementation of the U.S. Plan, such companies will be wholly-owned subsidiaries of PSI and will no longer be subsidiaries of any of the Canadian Applicants.

     A summary of the U.S. Plan and the CCAA Plan is included in the disclosure statement prepared in connection with the U.S. and Canadian bankruptcy proceedings and filed with the applicable Canadian and U.S. securities regulatory authorities pursuant to a report on Form 8-K dated September 27, 1999 as amended by a Form 8-K/A dated October 5, 1999, and is incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------
   1       Press release issued by Philip Services Corp. on November
           30, 1999.
   2       Confirmation order of the United States Bankruptcy Court for the District of Delaware dated November 30, 1999 confirming the first amended joint plan of reorganization of Philip
           Services (Delaware), Inc., Philip Services Corp. and certain other entities pursuant to the U.S. Bankruptcy Code.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PHILIP SERVICES CORP.

                                          By:        /s/ COLIN SOULE
                                            ------------------------------------
                                            Colin Soule
                                            Executive Vice President,
                                              General Counsel and Corporate
                                              Secretary

Date:  December 14, 1999

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION                                                   PAGE
-------    -----------                                                   ----
   1       Press release issued by Philip Services Corp. on November
           30, 1999....................................................
   2       Confirmation order of the United States Bankruptcy Court for the District of Delaware dated November 30, 1999 confirming the first amended joint plan of reorganization of Philip
           Services (Delaware), Inc., Philip Services Corp. and certain other entities pursuant to the U.S. Bankruptcy Code.........